SECURITIES AND EXCHANGE
COMMISSION
                                                WASHINGTON, D.C.
20549

                                                            FORM
8-K

                                                      CURRENT
REPORT

                                                Pursuant to
Section 13 or 15(d)
                                      of THE SECURITIES EXCHANGE
ACT OF 1934

                                            Date of Report: March
31, 1994

                                           (Date of earliest
event reported)

                                             RALSTON PURINA
COMPANY
- -----------------------------------------------------------------
                        (Exact name of registrant as specified in its charter)

           MISSOURI                 1-4582
No. 43-0470580
- ----------------------------------------------------------------
(State or Other                     (Commission
(IRS Employer
Jurisdiction of                     File Number)
Identification
Incorporation)
Number)

CHECKERBOARD SQUARE, ST. LOUIS, MISSOURI
63164
- -----------------------------------------------------------------
(Address of Principal Executive Offices)
(Zip Code)

                            Registrant's telephone number,
including area code:
                                                 (314) 982-1000
                                              -------------------
PAGE 2


INFORMATION TO BE INCLUDED IN THE REPORT
- -----------------------------------------------------------------
- ----
Item 2.  Acquisition or Disposition of Assets
             -----------------------------------------

On March 31, 1994, the Registrant distributed all of the issued and outstanding shares of $.01 par value common stock ("Ralcorp Stock") of its subsidiary, Ralcorp Holdings, Inc. ("Ralcorp") to shareholders of its
Ralston-Ralston Purina Group Common Stock ("RPG Stock") on the basis of one share of Ralcorp Stock for every three shares of RPG Stock held as of the close of business on that date, as more specifically described in the Agreement and
Plan of Reorganization dated as of that date, between Ralston and various subsidiaries and Ralcorp. Immediately prior to such distribution (the
"Distribution"), Ralston exchanged 65616 shares of RPG Stock and 9892 shares of Ralston-Continental Baking Group Common Stock ("CBG Stock") held by certain key employees of Ralcorp for shares of Ralcorp Stock of equal value.
On that date, Registrant contributed all of the assets and liabilities, including approximately $30 million of long-term debt, associated with its domestic cereal business, baby food business, snack cracker and cookie business, resort business and coupon redemption business to Ralcorp or one of its wholly owned subsidiaries. On March 30, 1994 borrowed $370 Million pursuant to the Credit Agreement with various lenders and Nationsbank of North
Carolina, N.A. as agent, and assigned the repayment obligation, without recourse to the Registrant, to Ralcorp.

Item 7.  Financial Statements and Exhibits
         ---------------------------------------

     (b) Pro Forma financial information


                             RALSTON PURINA COMPANY
           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The historical consolidated financial statements of Ralston include the results of operations and financial position of the businesses constituting Ralcorp.
The pro forma consolidated statement of earnings for the three months ended
December 31, 1993 is prepared assuming that the Distribution had occurred as of October 1, 1993. The pro forma consolidated statement of earnings for the year ended September 30, 1993 is prepared assuming that the Distribution had occurred as of October 1, 1992. The pro forma consolidated balance sheet as of December 31, 1993 is prepared assuming that the Distribution had occurred as of that date. Pro forma financial statements have been prepared by adjusting the historical statements for the effect of costs, expenses, assets and liabilities and the recapitalization which might have occurred had the Distribution been effected as of the dates indicated. These pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the Distribution occurred on the dates indicated.
PAGE 3



                  Pro Forma Consolidated Statement of Earnings
                             (Dollars in millions)
                      Three Months Ended December 31, 1993
- -----------------------------------------------------------------
- ---------------------

                                                     As       Pro
Forma
                                                  Reported
Adjustments    Pro Forma
- -----------------------------------------------------------------
- ---------------------
Net Sales                                         $2,199.3
($263.2)(a)  $1,936.1
- -----------------------------------------------------------------
- ---------------------
Costs and Expenses
     Cost of products sold                         1,173.6
(132.8)(a)   1,040.8
     Selling, general and administrative             468.5
(34.1)(a)     434.4
     Advertising and promotion                       268.6
(68.2)(a)     200.4
     Interest                                         56.3
(3.6)(b)      52.7
     Other (income)/expense, net                       7.6
(.1)(a)       7.5
- -----------------------------------------------------------------
- ---------------------
                                                   1,974.6
(238.8)      1,735.8
- -----------------------------------------------------------------
- ---------------------
Earnings before Income Taxes                         224.7
(24.4)        200.3
Income Taxes                                          91.0
(9.2)(c)      81.8
- -----------------------------------------------------------------
- ---------------------
Net Earnings                                        $133.7
($15.2)       $118.5
=================================================================
=====================


(a) To eliminate results of operations for Ralcorp.

(b) To reflect reduction of interest expense due to debt repayment by Ralston.

(c) To reflect the tax effect for the above pro forma adjustments.



                            RALSTON PURINA COMPANY
                  Pro Forma Consolidated Statement of Earnings
                             (Dollars in millions)
                         Year Ended September 30, 1993
- -----------------------------------------------------------------
- ---------------------
                                                     As       Pro
Forma
                                                  Reported
Adjustments      Pro Forma
- -----------------------------------------------------------------
- ---------------------
Net Sales                                         $7,902.2
($888.8)(a)  $7,013.4
- -----------------------------------------------------------------
- ---------------------
PAGE 4


Costs and Expenses
     Cost of products sold                         4,322.0
(466.1)(a)   3,855.9
     Selling, general and administrative           1,879.8
(125.9)(a)   1,753.9
     Advertising and promotion                       875.5
(208.5)(a)     667.0
     Interest                                        238.1
(15.2)(b)     222.9
     Other (income)/expense, net                       6.4
(.6)(a)       5.8
- -----------------------------------------------------------------
- ---------------------
                                                   7,321.8
(816.3)      6,505.5
- -----------------------------------------------------------------
- ---------------------
Earnings before Income Taxes, Extraordinary Item
  and Cumulative Effect of Accounting Changes        580.4
(72.5)        507.9
Income Taxes                                         239.1
(27.3)(c)     211.8
- -----------------------------------------------------------------
- ---------------------
Earnings before Extraordinary Item and
  Cumulative Effect of Accounting Changes           $341.3
($45.2)       $296.1
=================================================================
=====================



(a) To eliminate results of operations for Ralcorp.

(b) To reflect reduction of interest expense due to debt repayment by Ralston.

(c) To reflect the tax effect for the above pro forma adjustments.



                            RALSTON PURINA COMPANY
                      Pro Forma Consolidated Balance Sheet
                               December 31, 1993
- -----------------------------------------------------------------
- ----------------------------

Pro Forma
(Dollars in millions, except per share data)             As
Reported Adjustments(a) Pro Forma
- -----------------------------------------------------------------
- ----------------------------
ASSETS
Current Assets
     Cash
$19.6      ($4.2)       $15.4
     Marketable securities
57.8                    57.8
     Receivables, less allowance for doubtful accounts
921.6      (55.8)       865.8
     Inventories
782.3      (91.2)       691.1
     Other current assets
178.7      (10.6)       168.1
- -----------------------------------------------------------------
- ----------------------------
          Total Current Assets
1,960.0     (161.8)     1,798.2
- -----------------------------------------------------------------
- ----------------------------
Investments and Other Assets
941.4      (55.7)       885.7
- -----------------------------------------------------------------
- ----------------------------
PAGE 5


Property at Cost
3,992.4     (646.4)     3,346.0
Accumulated depreciation
1,652.8     (187.8)     1,465.0
- -----------------------------------------------------------------
- ----------------------------
   Net Property
2,339.6     (458.6)     1,881.0
- -----------------------------------------------------------------
- ----------------------------
               Total
$5,241.0    ($676.1)    $4,564.9
=================================================================
============================
LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
     Current maturities of long-term debt
$148.5      ($ .2)      $148.3
     Notes payable
490.5     (377.3)(b)    113.2
     Accounts payable and accrued liabilities
1,142.3      (88.5)     1,053.8
- -----------------------------------------------------------------
- ----------------------------
          Total Current Liabilities
1,781.3     (466.0)     1,315.3
- -----------------------------------------------------------------
- ----------------------------
Long-Term Debt
1,973.6      (30.3)(b)  1,943.3
- -----------------------------------------------------------------
- ----------------------------
Deferred Income Taxes
153.8      (25.8)       128.0
- -----------------------------------------------------------------
- ----------------------------
Other Liabilities
591.2      (24.0)       567.2
- -----------------------------------------------------------------
- ----------------------------
Redeemable Preferred Stock
509.8                   509.8
- -----------------------------------------------------------------
- ----------------------------
Unearned ESOP Compensation
(297.7)                 (297.7)
- -----------------------------------------------------------------
- ----------------------------
Shareholders Equity
529.0     (130.0)       399.0
- -----------------------------------------------------------------
- ----------------------------
               Total
$5,241.0    ($676.1)    $4,564.9
=================================================================
============================



(a) To eliminate assets and liabilities of Ralcorp.
(b) To reflect repayment of debt by Ralston following the Distribution and to eliminate debt assumed by Ralcorp.


                             RALSTON PURINA GROUP
              UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The historical combined financial statements of the RPG Group include the results of operations and financial position of the businesses constituting Ralcorp. The pro forma combined statement of earnings for the three months ended December 31, 1993 is prepared assuming that the Distribution had occurred as of October 1, 1993. The pro forma combined statement of earnings for the year ended September 30, 1993 is prepared assuming that the Distribution had occurred as of October 1, 1992. The pro forma combined balance sheet as of December 31, 1993 is prepared assuming that the Distribution had occurred as PAGE 6 of that date. Pro forma financial statements have been prepared by adjusting the historical statements for the effect of costs, expenses, assets and liabilities and the recapitalization which might have occurred had the Distribution been effected as of the dates indicated. These pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the Distribution occurred on the dates indicated.


                  Pro Forma Combined Statement of Earnings
                (Dollars in millions except per share data)
                    Three Months Ended December 31, 1993
- -----------------------------------------------------------------
- -------------------
                                                    As       Pro
Forma
                                                 Reported
Adjustments    Pro Forma
- -----------------------------------------------------------------
- -------------------

Net Sales                                        $1,724.3
($263.8)(a) $1,460.5
- -----------------------------------------------------------------
- -------------------
Costs and Expenses
     Cost of products sold                          944.1
(133.4)(a)    810.7
     Selling, general and administrative            252.8
(34.1)(a)    218.7
     Advertising and promotion                      246.4
(68.2)(a)    178.2
     Interest                                        49.7
(3.6)(b)     46.1
     Other (income)/expense, net                      6.9
(.1)(a)      6.8
- -----------------------------------------------------------------
- -------------------
                                                  1,499.9
(239.4)     1,260.5
- -----------------------------------------------------------------
- -------------------
Earnings Related to Retained Interest
  in the CBG Group                                    (.1)
(.1)
- -----------------------------------------------------------------
- -------------------
Earnings before Income Taxes                        224.3
(24.4)       199.9
Income Taxes                                         90.9
(9.2)(c)     81.7
- -----------------------------------------------------------------
- -------------------
Net Earnings                                       $133.4
($15.2)      $118.2

=================================================================
===================

Earnings per Share:
    Primary                                         $1.27
$1.12
=================================================================
===================
    Fully Diluted                                   $1.18
$1.05
=================================================================
===================

PAGE 7


(a) To eliminate results of operations for Ralcorp.

(b) To reflect reduction of interest expense due to debt repayment by Ralston.

(c) To reflect the tax effect of the above pro forma adjustments.


                             RALSTON PURINA GROUP
                  Pro Forma Combined Statement of Earnings
                (Dollars in millions except per share data)
                         Year Ended September 30, 1993
- -----------------------------------------------------------------
- -------------------
                                                    As
Pro Forma
                                                 Reported
Adjustments Pro Forma
- -----------------------------------------------------------------
- -------------------
Net Sales                                        $5,915.4
($891.1)(a) $5,024.3
- -----------------------------------------------------------------
- -------------------
Costs and Expenses
     Cost of products sold                        3,353.0
(468.4)(a)  2,884.6
     Selling, general and administrative          1,023.3
(125.9)(a)    897.4
     Advertising and promotion                      791.9
(208.5)(a)    583.4
     Interest                                       210.7
(15.2)(b)    195.5
     Other (income)/expense, net                      8.3
(.6)(a)      7.7
- -----------------------------------------------------------------
- -------------------
                                                  5,387.2
(818.6)     4,568.6
- -----------------------------------------------------------------
- -------------------
Earnings Related to Retained Interest
  in the CBG Group                                  (26.7)
(26.7)
- -----------------------------------------------------------------
- -------------------
Earnings before Income Taxes, Extraordinary Item
  and Cumulative Effect of Accounting Changes       501.5
(72.5)       429.0
Income Taxes                                        217.9
(27.3)(c)    190.6
- -----------------------------------------------------------------
- -------------------
Earnings before Extraordinary Item and
  Cumulative Effect of Accounting Changes          $283.6
($45.2)      $238.4
=================================================================
===================

Earnings per Share before Extraordinary Item
  and Cumulative Effect of Accounting Changes:
    Primary                                         $2.56
$2.12
=================================================================
===================
    Fully Diluted                                   $2.44
$2.04
=================================================================
===================

PAGE 8


(a) To eliminate results of operations for Ralcorp.

(b) To reflect reduction of interest expense due to debt repayment by Ralston.

(c) To reflect the tax effect of the above pro forma adjustments.



                             RALSTON PURINA GROUP
                        Pro Forma Combined Balance Sheet
                               December 31, 1993
- -----------------------------------------------------------------
- ----------------------------

Pro Forma
(Dollars in millions, except per share data)                As
Reported  Adjustments(a) Pro Forma
- -----------------------------------------------------------------
- ----------------------------
ASSETS
Current Assets
     Cash
$19.6      ($4.2)       $15.4
     Marketable securities
54.9                    54.9
     Receivables, less allowance for doubtful accounts
828.9      (55.8)       773.1
     Inventories
720.1      (91.2)       628.9
     Other current assets
150.0      (10.6)       139.4
- -----------------------------------------------------------------
- ----------------------------
          Total Current Assets
1,773.5     (161.8)     1,611.7
- -----------------------------------------------------------------
- ----------------------------
Retained Interest in the CBG Group
25.2                    25.2
- -----------------------------------------------------------------
- ----------------------------
Investments and Other Assets
901.5      (55.7)       845.8
- -----------------------------------------------------------------
- ----------------------------
Property at Cost
2,968.5     (646.4)     2,322.1
Accumulated depreciation
1,215.2     (187.8)     1,027.4
- -----------------------------------------------------------------
- ----------------------------
Net Property
1,753.3     (458.6)     1,294.7
- -----------------------------------------------------------------
- ----------------------------
               Total
$4,453.5    ($676.1)    $3,777.4
=================================================================
============================
LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
     Current maturities of long-term debt
$120.9      ($ .2)      $120.7
     Notes payable
475.0     (377.3)(b)     97.7
     Accounts payable and accrued liabilities
949.8      (88.5)       861.3
- -----------------------------------------------------------------
- ----------------------------
          Total Current Liabilities
1,545.7     (466.0)     1,079.7
- -----------------------------------------------------------------
- ----------------------------
Long-Term Debt
1,636.1      (30.3)(b)  1,605.8
- -----------------------------------------------------------------
- ----------------------------
Deferred Income Taxes
143.5      (25.8)       117.7
- -----------------------------------------------------------------
- ----------------------------
Other Liabilities
389.3      (24.0)       365.3
- -----------------------------------------------------------------
- ----------------------------
Redeemable Preferred Stock
463.9                   463.9
- -----------------------------------------------------------------
- ----------------------------
Unearned ESOP Compensation
(223.3)                 (223.3)
- -----------------------------------------------------------------
- ----------------------------
PAGE 9


RPG Group Equity
498.3     (130.0)       368.3
- -----------------------------------------------------------------
- ----------------------------
               Total
$4,453.5    ($676.1)    $3,777.4
=================================================================
============================



(a) To eliminate assets and liabilities of Ralcorp.
(b) To reflect repayment of debt by Ralston following the Distribution and to eliminate debt assumed by Ralcorp.




     (c) Exhibits
             2.1  Agreement and Plan of Reorganization
             2.2   Tax Sharing Agreement
             2.3   Bridging Agreement
             2.4   Technology Agreement
             2.5    Trademark Agreement
           10.1    Credit Agreement and Assignment
           10.2    Form of Stock Redemption and Exchange
Agreement

                                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      RALSTON PURINA COMPANY
                                     (Registrant)


                                      By: -----------------------
- ---------------
                                          JAMES R. ELSESSER
                                          Vice President and
                                          Chief Financial Officer



Dated:  April       , 1994